                                                                   EXHIBIT 10.23

        AMENDMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT AND CONSENT

     THIS AMENDMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT AND CONSENT (this "Amendment"), dated effective as of March 21, 2001, is entered into by and among Grant Geophysical, Inc., a Delaware corporation ("Borrower"), Foothill Capital Corporation, a California corporation ("Foothill"), and Elliott Associates, L.P., a Delaware limited partnership ("EALP"), as follows:

     WHEREAS, Borrower, EALP and Foothill are parties to that certain Loan and Security Agreement (including any and all amendments, the "Loan Agreement"), dated as of May 11, 1999, as amended by Amendment Number One to Loan and Security Agreement, dated to be effective as of August 13, 1999, by and among Borrower, Foothill and EALP, Amendment Number Two to Loan and Security Agreement, dated to be effective as of September 23, 1999, by and among Borrower, Foothill and EALP, Amendment Number Three to Loan and Security Agreement, dated to be effective as of February 14, 2000, by and among Borrower, Foothill and EALP and Amendment Number Four to Loan and Security Agreement, dated to be effective as of February 7, 2001, by and among Borrower, Foothill and EALP;

     WHEREAS, Borrower has informed Lenders of Borrower's intention to sell to Seitel, Inc., or its subsidiaries (collectively, "Seitel") certain seismic data from Borrower's non-exclusive data library, all licenses and other contracts relating to the use of such data by third persons and all revenue relating to such data from February 15, 2001 or a specified date thereafter, as more particularly described on Exhibit "B" attached hereto (collectively, the "Sale Assets"), such sale hereinafter referred to as the "Sale" and Borrower acknowledges that the Sale is a Disposition prohibited by Section 7.4(d) of the Loan Agreement without the prior written consent of the Lenders;

     WHEREAS, Borrower has requested that Lenders consent to the Sale and release the Lenders' security interests in the Sale Assets;

     WHEREAS, Borrower and Lenders have agreed to extend the term of the Loan Agreement for three years from the currently effective Renewal Date; and

     WHEREAS, subject to the conditions set forth in this Amendment, Borrower, Foothill, and EALP have agreed to amend the Loan Agreement as set forth below;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree as follows:

     1. DEFINITIONS. Initially capitalized terms used herein have the meanings defined in the Loan Agreement unless otherwise defined herein.

     2. AMENDMENT.

     2.01 ADDITIONS TO SECTION 1.1 OF THE LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby amended by adding the following definition of "Fifth Amendment to Loan and Security Agreement" to such section in the appropriate alphabetical order, such definition to read in its entirety as follows:

          "'Fifth Amendment to Loan and Security Agreement' means that certain Amendment Number Five to Loan and Security Agreement, dated to be effective as of March 21, 2001, by and among Borrower, Foothill and EALP."

     2.02 AMENDMENT AND RESTATEMENT OF SECTION 2.3 OF THE LOAN AGREEMENT. Effective as of the date hereof, Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "2.3 FCC TERM LOAN

               (a) General. Foothill has agreed to make a term loan (the "FCC Term Loan") to Borrower in the stated principal amount not to exceed Eleven Million Five Hundred Thousand Dollars ($11,500,000.00). The FCC Term Loan shall be repaid in thirty-one monthly installments, and one final installment, of principal in the following amounts:

=====================================================================================
               Month                                    Installment Amount
-------------------------------------------------------------------------------------
April 1, 2000, through October 1, 2002       $363,260.00/month
-------------------------------------------------------------------------------------
November 1, 2002                             The outstanding principal balance of the
                                             FCC Term Loan
=====================================================================================

     Each such principal installment shall be due and payable on the first day of each month commencing April 1, 2000, and continuing on the first day of each succeeding month until and including the date on which the unpaid balance of the FCC Term Loan is paid in full. The outstanding principal balance and all accrued and unpaid interest under the FCC Term Loan shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. Subject to Section 3.6, the unpaid principal balance of the FCC Term Loan may be prepaid in whole or in part at any time during the term of this Agreement upon 30 days' prior written notice by Borrower to Foothill, all such prepaid amounts to be applied to the installments due on the FCC Term Loan in the inverse order of their maturity. All amounts outstanding under the FCC Term Loan shall constitute Obligations.

               (b) Prepayment Upon Disposition of Eligible Equipment. Except as otherwise expressly permitted by Section 7.4 of this Agreement, Borrower shall prepay the FCC Term Loan in an amount equal to the net proceeds of any disposition of Eligible Equipment, regardless of whether such disposition is permitted under Section 7.4 of this Agreement (but without approving any such disposition not otherwise expressly permitted under
     Section 7.4 of this Agreement). The mandatory prepayment shall be due and payable immediately upon the corresponding disposition of Eligible Equipment.

     Mandatory prepayments shall be applied to installments under the FCC Term Loan in inverse order of maturity.

               (c) FCC Term Note. The FCC Term Loan shall be evidenced by that certain Third Amended and Restated Secured Promissory Note, dated as of February 14, 2000, in the original principal amount of $11,500,000.00, executed by Borrower, payable to the order of Foothill, the form of which is attached as Exhibit A to the Fifth Amendment to Loan and Security Agreement (together with any and all renewals, extensions and modifications thereof, the "FCC Term Note")."

     2.03 AMENDMENT AND RESTATEMENT OF SECTION 3.4 OF THE LOAN AGREEMENT. Effective as of the date hereof, Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

         "3.4 TERM; AUTOMATIC RENEWAL. This Agreement shall become effective upon May 11, 1999 and shall continue in full force and effect for a term ending on May 11, 2005 (the "Renewal Date") and automatically shall be renewed for successive one-year periods thereafter, unless sooner terminated pursuant to the terms hereof. Either Borrower or the Required Lenders may terminate this Agreement without, in the case of Borrower, penalty or premium effective on the Renewal Date by giving the other party at least ninety days' prior written notice. Thereafter, Borrower may terminate this Agreement at any time without penalty or premium subject to Section 3.5 hereof, provided that the Required Lenders may only terminate this Agreement on the annual anniversary of the Renewal Date by giving Borrower at least ninety days' prior written notice. The foregoing notwithstanding, the Lenders shall have the right to terminate their respective obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default."

     2.04 AMENDMENT AND RESTATEMENT OF SECTION 3.6 OF THE LOAN AGREEMENT. Effective as of the date hereof, Section 3.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

         "3.6 EARLY TERMINATION BY BORROWER. The provisions of Section 3.4 that may prohibit termination of this Agreement by Borrower prior to the Renewal Date notwithstanding, Borrower has the option, at any time upon 30 days' prior written notice to Agent, to terminate this Agreement prior to the Renewal Date by paying to Agent (for the benefit of Foothill), in cash, the Obligations (including an amount equal to 102% of the undrawn and unreimbursed amount of the Letters of Credit that remain outstanding as of the date of termination of this Agreement), in full, together with a premium (the "Early Termination Premium") equal to the Maximum Amount multiplied by the percentage indicated below that corresponds to the period during which Borrower pays the Obligations in full, in cash:

  Percentage                               Period
  ----------                               ------
      3%           From the Closing Date, through and including May 11, 2002;

      2%           After May 11, 2002, through and including August 11, 2002;

  1-3/4%           After August 11, 2002, through and including November 11, 2002

  1-1/2%           After November 11, 2002, through and including February 11, 2003

  1-1/4%           After February 11, 2003, through and including May 11, 2003

      1%           After May 11, 2003, through and including August 11, 2003

    3/4%           After August 11, 2003, through and including November 11, 2003

    1/2%           After November 11, 2003, through and including February 11, 2004

    1/4%           After February 11, 2004, and prior to the Renewal Date; and

      0%           On the Renewal Date and thereafter.

     "Any amount paid in respect of undrawn and unreimbursed Letters of Credit outstanding as of the termination of this Agreement shall be repaid to Borrower on a dollar-for-dollar basis (without interest) when the outstanding Letters of Credit expire, terminate, or are replaced, after reducing such amount by the amount, if any, drawn by or paid to any beneficiary under such Letters of Credit.

     "Borrower may prepay the FCC Term Loan in whole or in part at any time without payment of an Early Termination Premium so long as the prepayment is made with proceeds derived from the sale of Borrower's equity securities. The following prepayments may be made without payment of an Early Termination
Premium: (a) mandatory prepayments of the FCC Term Loan required under Section 2.3(b) as a result of a disposition of Eligible Equipment otherwise permitted by
Section 7.4, but only to the extent all such Dispositions during any Fiscal Year result in aggregate net proceeds of less than $1,000,000; and (b) prepayments pursuant to Section 2.5 as a result of an Overadvance. Any prepayment on the FCC Term Loan will apply to payments due under the FCC Term Loan in the inverse order of maturities. Borrower may not prepay the EALP Term Loan in whole or in part unless and until all other Obligations have been repaid in full to Foothill and to Agent."

     3. CONSENT TO SALE. Subject to Borrower's satisfaction of the terms and conditions set forth herein, the Lenders hereby (i) consent (the "Consent") to the Sale of the Sale Assets, (ii) release their security interest in the Sale Assets, and (iii) agree to execute and deliver partial releases of financing statements to evidence the release of security interests in the Sale Assets. The Consent and release set forth herein apply only to the Sale of the Sale Assets and nothing contained herein or any other communication among Foothill, any Lender, and/or Borrower shall constitute a course of dealing or other basis for altering any obligation of Borrower under the Loan Agreement or any other Loan Document or any right, privilege or remedy of Agent or Lenders under the Loan Agreement, any other Loan Document or any other contract or instrument or any consent to any future Dispositions of any property.

     4. CONDITIONS TO EFFECTIVENESS.

     4.01 CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment (other than the Consent) shall become effective upon fulfillment of the following conditions, in each case to the satisfaction of Foothill:

     (a) a counterpart of this Amendment shall be executed by Borrower and delivered to Foothill;

     (b) a counterpart of this Amendment shall be executed by EALP and delivered to Foothill;

     (c) each of AST, GGC and GGII shall reaffirm its obligations under the Loan Documents to which it is a party, pursuant to an instrument in form and substance satisfactory to Foothill;

     (d) Borrower shall execute and deliver to Foothill the "FCC Term Note" in the form attached hereto as Exhibit A; and

     (e) Borrower shall pay all fees and expenses required to be paid by Borrower pursuant to Section 7.03 of this Amendment.

     4.02 CONDITIONS TO EFFECTIVENESS OF CONSENT. The Consent set forth in this Amendment shall become effective upon fulfillment of the conditions to the effectiveness of this Amendment and the fulfillment of the following additional conditions, in each case to the satisfaction of Foothill:

     (a) Borrower shall have received cash consideration in the aggregate amount of $15,000,000 upon consummation of the Sale of the Sale Assets.

     5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.

     5.01 REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Foothill as follows:

          (a) the execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action of Borrower and do not and will not require any registration with, consent or approval of, notice to or action by, any Person in order to be effective and enforceable;

          (b) the execution, delivery and performance by Borrower of this Amendment will not violate the articles of incorporation, bylaws or any other agreement to which Borrower is a party or by which the property of Borrower may be bound;

          (c) the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, without defense, counterclaim or offset;

          (d) the representations and warranties contained in the Loan Agreement (as amended by this Amendment) and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to only a prior specified date;

          (e) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended by this Amendment, and all such covenants and agreements are, and shall remain, in full force and effect; and

          (f) no Default or Event of Default is continuing as of the date hereof, nor shall any Default or Event of Default occur as a result of the execution and delivery hereof, or the Borrower's performance of the obligations herein or under the Loan Agreement, as amended hereby.

     5.02 COVENANTS OF BORROWER. Borrower hereby agrees as follows:

          (a) Borrower agrees to pay in full all sums owing to EALP relating to all net revenue interests acquired by EALP from Borrower; and

          (b) Borrower shall cause to be prepared and delivered to Foothill all partial releases of financing statements required in connection with the release of Lenders' security interests in the Sale Assets.

     6. RATIFICATIONS.

     6.01 AGREEMENT OF DESIGNATED SUBSIDIARIES. The Designated Subsidiaries hereby join in this Amendment for the purpose of consenting to the terms hereof. The Designated Subsidiaries hereby agree that all terms, covenants and provisions of the Loan Agreement and the other Loan Documents are, and shall remain, in full force and effect, including (without limitation) the Designated Subsidiaries guaranty of the Obligations of Borrower pursuant to the Subsidiary Guaranties, which Subsidiary Guaranties are hereby acknowledged and reaffirmed with respect to all Obligations of Borrower arising pursuant to the Loan Agreement and other Loan Documents, as amended by this Amendment.

     6.02 AGREEMENT OF EALP. EALP hereby joins in this Amendment for the purpose of consenting to the terms hereof. EALP hereby agrees that all terms, covenants and provisions of the Loan Agreement and the other Loan Documents are, and shall remain, in full force and effect, including (without limitation) the subordination provisions set forth at Section 17.16 of the Loan Agreement and EALP's guaranty of the Obligations of Borrower (other than the EALP Term Loan) pursuant to the EALP Guaranty, which EALP Guaranty is hereby acknowledged and reaffirmed with respect to all Obligations of Borrower (other than the EALP Term
Loan) arising pursuant to the Loan Agreement and other Loan Documents, as amended by this Amendment.

     7. MISCELLANEOUS.

     7.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Loan Agreement shall survive the execution and delivery of this Amendment, and no investigation by Foothill or any closing shall affect the representations and warranties or the right of Foothill to rely upon them.

     7.02 REFERENCE TO LOAN AGREEMENT. The Loan Agreement, as amended hereby, and all other Loan Documents, whether now or hereafter executed and delivered, are hereby amended so that any reference to the Loan Agreement shall mean a reference to the Loan Agreement, as amended by this Amendment.

     7.03 EXPENSES OF FOOTHILL AND AMENDMENT AND CONSENT FEE. In consideration of Foothill's execution and delivery of this Amendment and the Consent, Borrower shall pay to Foothill a fee in the aggregate amount of $75,000, which fee shall be earned by Foothill and shall be due and payable upon the execution by Foothill of a counterpart of this Amendment. In addition to such fee and as provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Foothill in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Foothill's legal counsel, and all costs and expenses incurred by Foothill in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document.

     7.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     7.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Foothill and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Foothill.

     7.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     7.07 FACSIMILE TRANSMISSION OF SIGNATURES. Any party to this Amendment may indicate its intention to be bound by its execution and delivery of this Amendment by its signature to the signature page hereof and the delivery of the signature page hereof, to the other party or its representatives by facsimile transmission or telecopy. The delivery of a party's signature on the signature page by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Amendment in person.

     7.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     7.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     7.10 FINAL AGREEMENT. THE LOAN AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND FOOTHILL.

     7.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM FOOTHILL. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES FOOTHILL, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST FOOTHILL, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS HEREOF, this Amendment has been executed and delivered as of the date first set forth above.

                                       GRANT GEOPHYSICAL, INC.,
                                       a Delaware corporation


                                       By:
                                           -------------------------------------
                                           Thomas L. Easley,
                                           Executive Vice President-Finance and
                                           Administration


                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation, as Agent and
                                       as a Lender


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       ELLIOTT ASSOCIATES, L.P.
                                       a Delaware limited partnership


                                       By:
                                           -------------------------------------
                                           Paul E. Singer,
                                           General Partner


                                       ADVANCED SEISMIC TECHNOLOGY, INC.,
                                       a Texas corporation


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                  GRANT GEOPHYSICAL DO BROSIL LTDA.,
                                  a corporation organized under the laws of the Republic of Brazil, South America


                                  By:
                                      -----------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------


                                  GRANT GEOPHYSICAL CORP.,
                                  a Texas corporation


                                  By:
                                      -----------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------


                                  GRANT GEOPHYSICAL (INT'L) INC.,
                                  a Texas corporation


                                  By:
                                      -----------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------


                                  PT. GRANT GEOPHYSICAL INDONESIA,
                                  a corporation organized under the laws of the Republic of Indonesia


                                  By:
                                      -----------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------

                                  SOLID STATE GEOPHYSICAL INC.,
                                  a corporation organized under the laws of the Province of Alberta, Canada


                                  By:
                                      -----------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------

                                    EXHIBIT A


                        (FORM OF FCC TERM NOTE ATTACHED)

                           THIRD AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE

$11,500,000.00                                            Boston, Massachusetts
                              March 21, 2001, effective as of February 14, 2000

         FOR VALUE RECEIVED, GRANT GEOPHYSICAL, INC., a Delaware corporation ("Borrower"), promises to pay to the order of FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), at its offices at 11111 Santa Monica Boulevard, Suite 1500, California 90025-3333, or at such other place or places as Foothill may from time to time designate in writing, the principal sum of Eleven Million Five Hundred Thousand and No/100 Dollars ($11,500,000.00), plus interest in the manner and upon the terms and conditions set forth below. This Third Amended and Restated Secured Promissory Note (this "Note") is made pursuant to that certain Loan and Security Agreement (as amended, the "Loan Agreement"), dated as of May 11, 1999, among Borrower, the lending entities from time to time party thereto (together with their respective successors and assigns, the "Lenders"), and Foothill, as agent for the Lenders (the "Agent"), the provisions of which are incorporated herein by this reference, and evidences the FCC Term Loan, as defined and described in the Loan Agreement. Capitalized terms herein, unless otherwise noted, shall have the meaning set forth in the Loan Agreement.

1.0 SCHEDULE OF PAYMENTS; RATE AND PAYMENT OF INTEREST; PREPAYMENT.

         1.1 Except to the extent this Note may become due and payable earlier in accordance with the Loan Agreement, this Note shall be due and payable in as follows:

         (a) thirty-one (31) equal successive monthly installments of principal of Three Hundred Sixty-Three Thousand Two Hundred Sixty Dollars and No/100 ($363,260.00), each on the first day of each month, beginning April 1, 2000, and continuing through and including October 1, 2002;

         (b) accrued interest on the principal balance from time to time remaining unpaid, payable monthly on the first day of each and every month, beginning March 1, 2000; and

         (c) a final principal installment equal to the unpaid principal balance of this Note on November 1, 2002, together with accrued interest on the principal balance remaining unpaid.

         1.2 Prepayment may be made under this Note in whole or in part, subject to the provisions of Section 3.6 set forth in the Loan Agreement. Notwithstanding anything herein to the contrary, in the event that the Loan Agreement is terminated by Borrower, by Foothill or by any other person at any time, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

         1.3 Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be at the rate of one and one-half (1-1/2) percentage points above the Reference Rate (as hereinafter defined), computed on the basis of a 360-day year; provided, however, upon the occurrence and during the continuance of an Event of Default (as hereinafter defined), interest shall accrue on the outstanding principal balance of this Note at a default rate (the "Default Rate") of five and one-half (5-1/2) percentage points above the Reference Rate, and shall be payable on demand. "Reference Rate" means, for any day, the rate of interest per annum (over a year of 360 days) announced by Wells Fargo Bank, National Association, or any successor thereto (the "Bank"), from time to time, as its "base rate" (or any successor thereto) in effect on such day. The Reference Rate is not necessarily the lowest

SECURED PROMISSORY NOTE--Page 1
rate charged by the Bank. The applicable rate of interest assessed hereunder will be increased or decreased from time to time hereafter in an amount equal to any increase or decrease hereafter made by the Bank in the Reference Rate. A change in the Reference Rate shall be effective automatically and immediately on the occurrence of such change.

2.0 EVENTS OF DEFAULTS; REMEDIES.

         2.1 The occurrence of an Event of Default under the Loan Agreement shall constitute a default by Borrower under this Note (hereinafter an "Event of Default").

         2.2 Upon the occurrence of any Event of Default hereunder, the Lenders and the Agent shall have all rights and remedies as may be provided under the Loan Agreement or applicable law.

3.0 GENERAL PROVISIONS.

         3.1 Borrower warrants and represents to the Agent and the Lenders that Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

         3.2 This Note is secured by the Collateral described in the Loan Agreement.

         3.3 Borrower waives presentment, demand and protest, notice of protest, notice of presentment, notice of intention to accelerate, notice of acceleration, and all other notices and demands in connection with the enforcement of the Lenders', Foothill's or the Agent's rights hereunder or under the Loan Agreement, except as specifically provided and called for by this Note or the Loan Agreement, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note or any other Obligation. Any failure of the Lenders or the Agent to exercise any right available hereunder, under the Loan Agreement or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

         3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrower further promises to pay all costs of collection, foreclosure fees, attorneys' fees and expert witness fees incurred by the Lenders or the Agent, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

         3.5 It is the intent of the parties to comply with applicable usury laws (the "Applicable Usury Law"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the Maximum Interest Rate, then in any such event (1) the provisions of the paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, at Foothill's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law, (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in

SECURED PROMISSORY NOTE--Page 2
the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to Foothill from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

         3.6 Subject to the applicable provisions of the Loan Agreement, Foothill may at any time transfer this Note and Foothill's rights in any or all collateral securing this Note, and Foothill thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

         3.7 This Note shall be binding upon Borrower and its legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provision of this Note.

         THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FOOTHILL IN BOSTON, MASSACHUSETTS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE COMMONWEALTH OF MASSACHUSETTS, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN MASSACHUSETTS. BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN SUFFOLK COUNTY, MASSACHUSETTS OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iii) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FOOTHILL OR ANY OF FOOTHILL'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS
NOTE IN ANY COURT OTHER THAN ONE LOCATED IN SUFFOLK COUNTY, MASSACHUSETTS; AND
(iv) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FOOTHILL'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FOOTHILL'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         This Note amends, modifies, restates and replaces, but does not extinguish the indebtedness evidenced by, that certain Second Amended and Restated Secured Promissory Note, dated February 14, 2000, executed by Borrower and payable to the order of Foothill in the original principal amount of $11,500,000 (the "Third Prior Note"), which Third Prior Note, in turn, amended, modified, restated and replaced but did not extinguish the indebtedness evidenced by, that certain Amended and Restated Secured Promissory Note, dated September 23, 1999, executed by Borrower and payable to the order of

SECURED PROMISSORY NOTE--Page 3

Foothill in the original stated principal amount of $11,637,500.00 (the "Second Prior Note"), which Second Prior Note, in turn, amended, modified, increased, restated and replaced, but did not extinguish the indebtedness evidenced by, that certain Secured Promissory Note, dated May 11, 1999, executed by Borrower and payable to the order of Foothill in the original stated principal amount of $11,500,000.00 ("First Prior Note"). All rights, titles, liens, security interests and agreements securing or benefiting the Third Prior Note, the Second Prior Note or the First Prior Note, or all of them, are preserved, maintained and carried forward to secure and benefit this Note.


                                       GRANT GEOPHYSICAL, INC.,
                                       a Delaware corporation


                                       By:
                                           -------------------------------------
                                           Thomas L. Easley,
                                           Executive Vice President-Finance and
                                           Administration

                                       "Borrower"

                                       Federal Taxpayer Identification
                                       Number: 76-0548468

                                       Address:
                                       16850 Park Row
                                       Houston, Texas  77084

SECURED PROMISSORY NOTE--Page 4

                                    EXHIBIT B

                           Description of Sale Assets


All of the Borrower's right, title and interest in and to approximately 1,300 square miles of 3-D seismic data in the Matagorda, Bay City, Polk County, Tri-County, Weimer and Mills Bennett surveys, including all processed tapes, field tapes, other tapes and support data, files, films, microfilms, mylar, blacklines, sections (stack and migration), shot points base maps, x-y coordinates and derivatives related to such surveys (collectively, the "Data");

All of the Borrower's right, title and interest in and to the Borrower's agreements regarding the acquisition, ownership or licensing of the Data which may be assigned by the Borrower without the consent of any person or for which Borrower has obtained all necessary consents to assign (the "Assumed Contracts") as of the date specified (the "Closing Date") in the Seismic Data Purchase Agreement between Seitel Data, Ltd. and Borrower, entered into after February 15, 2001;

All of the Borrower's rights accruing after the Closing Date under any agreements regarding the acquisition, ownership or licensing of Data, which may not be assigned by the Borrower without the consent of a third party and which consents have not been obtained as of the Closing Date (the "Assigned Rights"); and

Any and all copyrights, trade secrets, know-how, inventions, rights to software, patents, patent applications, and other intellectual property rights, whether registered or unregistered, existing in the Data (the "Intellectual Property Rights").